SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2004

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

W6316 Design Drive

Greenville, Wisconsin 54942

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 734-5712

Item 5. Other Events and Regulation FD Disclosure.

On January 16, 2004, School Specialty, Inc. issued a press release announcing the signing of definitive acquisition agreements to acquire select Children’s Publishing assets of McGraw-Hill Education and the stock of Califone International, Inc. The press release is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of School Specialty, Inc., dated January 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCHOOL SPECIALTY, INC. (Registrant)

Date: January 16, 2004	/s/ David J. Vander Zanden
David J. Vander Zanden President and Chief Executive Officer (Principal Executive Officer)

Date: January 16, 2004	/s/ Mary M. Kabacinski
Mary M. Kabacinski Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of School Specialty, Inc., dated January 16, 2004.